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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                          --------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                          --------------------------

      Date of Report (Date of earliest event reported): October 1, 2003
                          --------------------------



                           AMERICAN EXPRESS COMPANY
            (Exact name of registrant as specified in its charter)

                          --------------------------



          New York                      1-7657                 13-4922250
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(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation)                                     Identification No.)


       200 Vesey Street, World Financial Center
                  New York, New York                       10285
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       (Address of principal executive offices)          (Zip Code)


      Registrant's telephone number, including area code: (212) 640-2000

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         (Former name or former address, if changed since last report)



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Item 9. Regulation FD Disclosure.

     On October 1, 2003, American Express Company issued a press release announcing the completion of its acquisition of Threadneedle Asset Management. The press release is furnished herein as Exhibit 99.1.

     On October 7, 2003, American Express Company issued a press release announcing the completion of its acquisition of Rosenbluth International. The press release is furnished herein as Exhibit 99.2.

Exhibit
99.1 Press release issued October 1, 2003, by American Express Company announcing the completion of its acquisition of Threadneedle Asset Management.

99.2 Press release issued October 7, 2003, by American Express Company announcing the completion of its acquisition of Rosenbluth International.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN EXPRESS COMPANY
                                       (REGISTRANT)

                                       By /s/  Stephen P. Norman
                                          --------------------------
                                          Name:  Stephen P. Norman
                                          Title: Secretary

DATE:   October 8, 2003

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                                 EXHIBIT INDEX

Exhibit No.                          Description
-----------                          -----------
99.1 Press release issued October 1, 2003, by American Express Company announcing the completion of its acquisition of Threadneedle Asset Management.

99.2 Press release issued October 7, 2003, by American Express Company announcing the completion of its acquisition of Rosenbluth International.